                                                                   EXHIBIT 10.21

                                                                  EXECUTION COPY







                            STOCK PURCHASE AGREEMENT



                                  BY AND AMONG



                       SEABRIGHT INSURANCE HOLDINGS, INC.



                                       AND



                       EACH OF THE PURCHASERS NAMED HEREIN





                         DATED AS OF SEPTEMBER 30, 2003



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                                TABLE OF CONTENTS


Section 1.  Authorization and Closing......................................1
       1A.  Authorization of the Convertible Preferred Stock...............1
       1B.  Purchase and Sale of the Convertible Preferred Stock...........1
       1C.  The Closing....................................................2

Section 2.  Conditions of Each Purchaser's Obligation at the Closing.......2
       2A.  Representations and Warranties; Covenants......................2
       2B.  Certificate of Incorporation...................................2
       2C.  Stockholders Agreement.........................................2
       2D.  Registration Agreement.........................................2
       2E.  Stock Option Plan..............................................2
       2F.  Employment Agreements..........................................2
       2G.  Executive Stock Agreements.....................................3
       2H.  Director Indemnification Agreements............................3
       2I.  Management Rights Agreement....................................3
       2J.  Sale of the Convertible Preferred Stock to Each Purchaser......3
       2K.  Acquisition Agreement..........................................3
       2L.  Litigation.....................................................3
       2M.  Filings........................................................3
       2N.  Governmental Consents and Approvals............................3
       2O.  Waiver.........................................................3

Section 3.  Covenants......................................................4
       3A.  Financial Statements and Other Information.....................4
       3B.  Inspection of Property.........................................4

Section 4.  Transfer of Restricted Securities..............................5
       4A.  General Provisions.............................................5
       4B.  Rule 144A......................................................5
       4C.  Legend Removal.................................................5

Section 5.  Representations and Warranties of the Company..................5
       5A.  Organization, Corporate Power and Licenses.....................5
       5B.  Capital Stock and Related Matters..............................6
       5C.  Authorization; No Breach.......................................6
       5D.  Conduct of Business; Liabilities...............................7
       5E.  Acquisition Agreement Representations..........................7

Section 6.  Definitions....................................................7
       6A.  Definitions....................................................7

Section 7.  Miscellaneous..................................................8
       7A.  Expenses.......................................................8
       7B.  Remedies.......................................................9
       7C.  Purchaser's Investment Representations.........................9

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       7D.  Consent to Amendments.........................................10
       7E.  Survival of Representations and Warranties....................10
       7F.  Successors and Assigns........................................10
       7G.  Severability..................................................11
       7H.  Entire Agreement..............................................11
       7I.  Counterparts..................................................11
       7J.  Descriptive Headings; Interpretation..........................11
       7K.  Governing Law.................................................11
       7L.  Notices.......................................................11
       7M.  No Strict Construction........................................12
       7N.  Understanding Among the Purchasers............................12


                             SCHEDULES AND EXHIBITS

Schedule of Purchasers

Exhibit A    -  Certificate of Incorporation
Exhibit B    -  Stockholders Agreement
Exhibit C    -  Registration Agreement
Exhibit D-1  -  Stock Option Plan
Exhibit D-2  -  Form of Stock Option Agreement
Exhibit E-1  -  Form of Employment Agreement for John G. Pasqualetto
Exhibit E-2  -  Form of Employment Agreement for Richard J. Gergasko
Exhibit E-3  -  Form of Employment Agreement for Jeffrey Wanamaker
Exhibit E-4  -  Form of Employment Agreement for Joe De Vita
Exhibit E-5  -  Form of Employment Agreement for Richard Seelinger
Exhibit F    -  Form of Executive Stock Agreement
Exhibit G    -  Form of Director Indemnification Agreement
Exhibit H    -  Form of Management Rights Agreement

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                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT is made as of September 30, 2003, by and among SeaBright Insurance Holdings, Inc., a Delaware corporation (the "Company"), and the Persons listed on the Schedule of Purchasers attached hereto (collectively referred to herein as the "Purchasers" and individually as a "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

         WHEREAS, pursuant to this Agreement, the Company desires to issue and sell and the Purchasers desire to purchase an aggregate of 45,250,000 shares of the Company's Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock"), for an aggregate purchase price of $45,250,000;

         WHEREAS, pursuant to that certain Purchase Agreement, dated as of July 14, 2003, by and among the Company and the Sellers named therein (as such agreement may be amended or modified from time to time in accordance with its terms, the "Acquisition Agreement"), the Company will purchase (the "Acquisition") all of the outstanding capital stock of PointSure Insurance Services, Inc. a Washington corporation ("PointSure") and Kemper Employers Insurance Company, an Illinois domiciled insurance company ("KEIC" and, together with PointSure, the "Acquired Companies") and certain assets of the Sellers;

         WHEREAS, the Purchasers are purchasing the Convertible Preferred Stock hereunder in order to provide a portion of the financing necessary to consummate the Acquisition; and

         WHEREAS, the purchase and sale of the Convertible Preferred Stock contemplated by this Agreement will be consummated contemporaneously with the consummation of the Acquisition pursuant to the terms of the Acquisition Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Purchasers and the Company hereby agree as follows:

         Section 1. Authorization and Closing.


         1A. Authorization of the Convertible Preferred Stock. The Company shall authorize the issuance and sale to the Purchasers of an aggregate of 45,250,000 shares of Convertible Preferred Stock having the rights and preferences set forth in the Certificate of Incorporation (as defined below).

         1B. Purchase and Sale of the Convertible Preferred Stock. At the Closing (as defined below), the Company shall sell to each Purchaser and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company the number of shares of Convertible Preferred Stock set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto at the price set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto. The sale of the Convertible Preferred Stock to each Purchaser shall constitute a separate sale hereunder.

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         1C. The Closing. The closing of the separate purchases and sales of the
Convertible Preferred Stock (the "Closing") shall take place at the offices of Kirkland & Ellis, 333 Bush Street, San Francisco, California 94104, or at such other place as may be mutually agreeable to each of the Purchasers and the Company, at 10:00 a.m., local time, on the date hereof or at such other time as may be mutually agreeable to each of the Purchasers and the Company. At the Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Convertible Preferred Stock to be purchased by such Purchaser registered in such Purchaser's name, upon payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company prior to the Closing, in the amount(s) set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto.

         Section 2. Conditions of Each Purchaser's Obligation at the Closing. The obligation of each Purchaser to purchase and pay for the Convertible Preferred Stock to be purchased by such Purchaser at the Closing is subject to the satisfaction as of the Closing of the following conditions:

         2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 5 hereof shall be true and correct at and as of the Closing as though then made and the Company shall have performed all of the covenants required to be performed by it hereunder prior to the Closing.

         2B. Certificate of Incorporation. The Company's Certificate of Incorporation (the "Certificate of Incorporation") shall include the provisions set forth in Exhibit A attached hereto, shall be in full force and effect under the laws of the State of Delaware as of the Closing and shall not have been amended or modified.

         2C. Stockholders Agreement. The Company, the Purchasers and the other stockholders of the Company shall have entered into a stockholders agreement in the form of Exhibit B attached hereto (the "Stockholders Agreement"), and the Stockholders Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

         2D. Registration Agreement. The Company and the Purchasers shall have entered into a registration agreement in the form of Exhibit C attached hereto (the "Registration Agreement"), and the Registration Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

         2E. Stock Option Plan. The Company shall have adopted a stock option plan in the form of Exhibit D-1 attached hereto (the "Stock Option Plan"), and a form of stock option agreement in the form of Exhibit D-2 attached hereto (the "Stock Option Agreement"), and the Stock Option Plan shall be in full force and effect as of the Closing and shall not have been amended or modified.

         2F. Employment Agreements. Target shall have entered into employment agreements with each of John G. Pasqualetto, Richard J. Gergasko, Jeffrey Wanamaker, Joseph De Vita and Richard Seelinger in the form of Exhibits E-1, E-2, E-3, E-4 and E-5 attached hereto (the "Employment Agreements"), respectively, and each of the Employment Agreements shall be in full force and effect as of the Closing.



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         2G. Executive Stock Agreements. The Company shall have entered into executive stock purchase agreements, in the form of Exhibit F attached hereto (the "Executive Stock Agreements"), with each of John G. Pasqualetto, Richard J. Gergasko, Jeffrey Wanamaker, Joseph De Vita and Richard Seelinger, and the Executive Stock Agreements shall not have been amended or modified and shall be in full force and effect as of the Closing and the transactions contemplated thereby shall have been consummated simultaneously with the Closing hereunder in accordance with the terms of the Executive Stock Agreements.

         2H. Director Indemnification Agreements. The Company and each of the directors designated by the Purchasers pursuant to the Stockholders Agreement shall have entered into a director indemnification agreement in the form of Exhibit G attached hereto (the "Director Indemnification Agreements"), and the Director Indemnification Agreements shall be in full force and effect as of the Closing.

         2I. Management Rights Agreement. The Company, Summit Ventures VI-A, L.P. and Summit Ventures VI-B, L.P. shall have entered into a management rights agreement in the form of Exhibit H attached hereto (the "Management Rights Agreement"), and the Management Rights Agreement shall be in full force and effect as of the Closing.

         2J. Sale of the Convertible Preferred Stock to Each Purchaser. The Company shall have simultaneously sold to each Purchaser the Convertible Preferred Stock to be purchased by such Purchaser hereunder at the Closing and shall have received payment therefor in full as provided herein.

         2K. Acquisition Agreement. The Acquisition Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified and the Acquisition shall have been consummated simultaneously with the Closing hereunder in accordance with the terms of the Acquisition Agreement.

         2L. Litigation. No suit, action or other proceeding shall be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit the transactions contemplated hereby and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

         2M. Filings. The Company shall have made all filings required to be made by the Company and shall have obtained all permits and other authorizations required to be obtained by the Company under all applicable federal and state securities laws to consummate the transactions contemplated by this Agreement in compliance with such laws.

         2N. Governmental Consents and Approvals. The Company and the Purchasers shall have received or obtained all governmental and regulatory consents and approvals that are necessary for the consummation of the transactions contemplated hereby, in each case on terms and conditions satisfactory to the Purchasers.

         2O. Waiver. Any condition specified in this Section 2 may be waived if consented to by the Purchasers.


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         Section 3. Covenants.

         3A. Financial Statements and Other Information. The Company shall deliver to each Purchaser (so long as such Purchaser holds any Convertible Preferred Stock or any Common Stock issued upon conversion of the Convertible Preferred Stock):

         (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied (subject to the absence of footnote disclosures), and shall be certified by the Company's chief financial officer;

         (ii) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (A) with respect to the consolidated portions of such statements, an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting fir of recognized national standing, and (B) a copy of such firm's annual management letter to the Company's board of directors;

         (iii) promptly (but in any event within five business days) after the discovery or receipt of notice of any breach under this Agreement or any other material agreement to which it or any of its Subsidiaries is a party or any other material adverse change, event, or circumstance affecting the Company or any Subsidiary (including the filing of any material litigation against the Company or any Subsidiary or the existence of any dispute with any person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto; and

         (iv) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this Section 3A may reasonably request.

Each of the financial statements referred to in subparagraph (i) and (ii) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

         3B. Inspection of Property. The Company shall permit any representatives designated by any Purchaser (so long as such Purchaser holds any Convertible Preferred Stock or


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any Common Stock issued upon conversion of the Convertible Preferred Stock), upon reasonable notice and during normal business hours and at such other times as any such Purchaser may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of the Company and its Subsidiaries with the directors and officers of the Company and its Subsidiaries. Except as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person entitled to receive information regarding the Company and its Subsidiaries under this Section 3B or Section 3A above shall use the same standards and controls which such Person uses to maintain the confidentiality of its own confidential information (but in no event less than reasonable care) to maintain the confidentiality of all nonpublic information of the Company or any of its Subsidiaries obtained by it pursuant to this Section 3B or Section 3A above; provided that such Purchaser may disclose such information in connection with the sale or transfer of any Convertible Preferred Stock or Common Stock if such Purchaser's transferee agrees in writing to be bound by the provisions hereof.

         Section 4. Transfer of Restricted Securities.

         4A. General Provisions. Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph 4B below, any other legally available means of transfer.

         4B. Rule 144A. Upon the request of a holder of Restricted Securities, the Company shall promptly supply to such holder or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

         4C. Legend Removal. If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 7C from the certificates for such Restricted Securities.


         Section 5. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the Convertible Preferred Stock hereunder, the Company hereby represents and warrants that:

         5A. Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry

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on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

         5B. Capital Stock and Related Matters.

         (i) As of the Closing and after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company shall consist of (a) 750,000 shares of Convertible Preferred Stock, of which 456,750 shares shall be issued and outstanding, and (b) 750,000 shares of Common Stock, of which no shares shall be issued and outstanding and 50,750 of which shall be reserved for issuance upon exercise of stock options to be issued under the Stock Option Plan and 456,750 shares shall be reserved for issuance upon conversion of the Convertible Preferred Stock. As of the Closing, neither the Company nor any of its Subsidiaries shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Convertible Preferred Stock and except for any options issued under the Stock Option Plan as of the Closing. As of the Closing, neither the Company nor any of its Subsidiaries shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth in the Certificate of Incorporation and except pursuant to any rights exercised by the Company pursuant to the Stockholders Agreement or the Executive Stock Agreements. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

         (ii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Convertible Preferred Stock hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Convertible Preferred Stock hereunder does not require registration under the Securities Act or any applicable state securities laws.

         5C. Authorization; No Breach. The execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party and the offering, sale and issuance of the Convertible Preferred Stock hereunder has been duly authorized by the Company. This Agreement and all other agreements and instruments contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Convertible Preferred Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon the Company's or any of its Subsidiaries' capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is subject.

         5D. Conduct of Business; Liabilities. Except as contemplated by this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party (including the Acquisition Agreement) and the consummation of the transactions contemplated herein and therein, prior to the Closing, the Company has not conducted any business, incurred any expenses, obligations or liabilities or entered into any contracts or agreements.

         5E. Acquisition Agreement Representations. The representations and warranties made by the Acquired Companies in the Acquisition Agreement are true and correct in all material respects, and the representations and warranties made by the Company in the Acquisition Agreement are true and correct in all material respects, in each case regardless of any limitation on survival set forth in the Acquisition Agreement.

         Section 6. Definitions.

         6A. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any filing or agreement to a file a financing statement as debtor under the Uniform Commercial Code or any similar statute (other that to reflect ownership by a third party of property leased to the Company under a lease which is not in the nature of a conditional sale or title retention agreement), or any subordination arrangements in favor of another Person.

         "Officer's Certificate" means a certificate signed by the Company's chief executive officer, president or its chief financial officer, stating that
(i) the officer signing such certificate has made or has caused to be made such investigations as are reasonably necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

         "Options" means options to purchase Common Stock which are issued under the Stock Option Agreements in accordance with the Stock Option Plan.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Restricted Securities" means (i) the Convertible Stock issued hereunder, (ii) the Convertible Preferred Stock issued under the Executive Stock Agreements, (iii) the Common

Stock issued upon exercise of the Options and conversion of the Convertible Preferred Stock and (iv) any securities issued with respect to the securities referred to in clauses (i), (ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7C have been delivered by the Company in accordance with Section 4. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 7C.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of the limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing member or general partner of such limited liability company, partnership, association or other business entity.

         Section 7. Miscellaneous.

         7A. Expenses. The Company shall pay, and hold each Purchaser and its affiliates and all holders of Convertible Preferred Stock harmless against liability for the payment of, (i) all costs, fees and expenses incurred by the Purchasers or any of their respective affiliates in connection with the negotiation and execution of this Agreement and the Acquisition Agreement and the consummation of the transactions contemplated hereby and thereby (including fees and expenses of legal counsel, accountants, consultants and other representatives and consultants and due diligence (including travel-related) fees and expenses) and the fees and expenses incurred by the Purchasers with respect to any amendments or waivers (whether or not the same became effective) under or in respect of this Agreement, the agreements and instruments contemplated hereby or the Certificate of Incorporation (including, without limitation, in connection with any proposed merger, sale or recapitalization of the Company or the Acquired Companies), (ii) the reasonable fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement, the agreements contemplated hereby and the Certificate of Incorporation, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any Convertible Preferred Stock and (iv) the reasonable fees and expenses incurred by each Purchaser in any filing with any governmental agency with respect to its investment in the Company or in any other filing with any governmental agency with respect to the Company which mentions such Person.

         7B. Remedies. Each holder of Convertible Preferred Stock shall have all rights and remedies set forth in this Agreement or the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         7C. Purchaser's Investment Representations.

         (i) Each Purchaser hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent any Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 hereof. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

         "The securities represented by this certificate were originally issued on September 30, 2003, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Stock Purchase Agreement, dated as of September 30, 2003, and as amended and modified from time to time, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

         (ii) Each Purchaser has been given full access to all information regarding the Company (including access to the Acquisition Agreement) that it has requested from the Company and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Convertible Preferred Stock to be purchased by it hereunder. Each Purchaser is capable of evaluating and has evaluated the merits and risks of its purchase of the Convertible Preferred Stock hereunder and is able to bear the economic risk of its investment in the Convertible Preferred Stock.

         (iii) Each Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in the Convertible Preferred Stock, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

         (iv) Each Purchaser recognizes that it must bear the economic risk of the investment represented by its purchase of the Convertible Preferred Stock for an indefinite period. Each Purchaser understands that the Convertible Preferred Stock has not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from the registration provisions thereof and that the Company's reliance on such exemption is predicated upon the representations of the Purchasers set forth herein.

         (v) Each Purchaser has the requisite power and authority to purchase the Restricted Securities to be purchased by such Purchaser hereunder. This Agreement is a valid and binding obligation of such Purchaser enforceable in accordance with its terms.

         (vi) The representations and warranties in this Section 7C are made severally by each Purchaser with respect to such Purchaser and not jointly with respect to all Purchasers.

         7D. Consent to Amendments. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Common Stock (assuming conversion of the Convertible Preferred Stock) issued and sold hereunder. No course of dealing between the Company and the holder of any Convertible Preferred Stock or Common Stock issued and sold hereunder or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders hereunder. For purposes of this Agreement, shares of Convertible Preferred Stock or Common Stock held by the Company or any of its Subsidiaries shall not be deemed to be outstanding.

         7E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

         7F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a purchaser or holder of Restricted Securities are also for the benefit of, and enforceable by, any subsequent holder of such Restricted Securities. If a sale, transfer, assignment or other disposition of any Restricted Securities is made in accordance with the provisions of this Agreement to any Person and such Restricted Securities remain Restricted Securities immediately after such disposition, such Person shall, at or prior to the time such Restricted Securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement and the Stockholders Agreement as theretofore amended.

         7G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         7H. Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

         7I. Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         7J. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation and shall mean in each instance "including without limitation."

         7K. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         7L. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, sent by telecopy (with receipt confirmed) on a business day during regular business hours of the recipient (or, if not, on the next succeeding business day) or two business days after being sent by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to each Purchaser at the address indicated on the Schedule of Purchasers and to the Company at the address indicated below:

         SeaBright Insurance Holdings, Inc.
         2101 4th Avenue, Suite 1600
         Seattle, Washington 98121
         Attn: Chief Executive Officer
         Telephone: (206) 770-8300
         Telecopy:  (206) 448-4442
         with copies to (which shall not constitute notice to the Company):

         Summit Partners, L.P.
         499 Hamilton Avenue
         Palo Alto, California 94301
         Attention: Peter Y. Chung
                    J. Scott Carter
         Telephone: (650) 321-1166
         Telecopy:  (650) 321-1188

         Kirkland & Ellis LLP
         200 East Randolph Drive
         Chicago, Illinois 60601
         Attention: Ted H. Zook, P.C.
                    Stephen D. Oetgen
         Telephone: (312) 861-2000
         Telecopy:  (312) 861-2200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         7M. No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         7N. Understanding Among the Purchasers. The determination of each Purchaser to purchase the Convertible Preferred Stock pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. In addition, it is acknowledged by each of the Purchasers that no Purchaser has acted as an agent of any other Purchaser in connection with making its investment hereunder and that no Purchaser shall be acting as an agent of any other Purchaser in connection with monitoring its investment hereunder.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                SEABRIGHT INSURANCE HOLDINGS, INC.

                                By:  /s/ John G. Pasqualetto
                                     ----------------------------------------
                                Its: President
                                     ---------------------------------------


                                SUMMIT VENTURES V, L.P.

                                By:  Summit Partners V, L.P.
                                Its: General Partner

                                By:  Summit Partners, LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     ----------------------------------------
                                     Member


                                SUMMIT V COMPANION FUND, L.P.

                                By:  Summit Partners V, L.P.
                                Its: General Partner

                                By:  Summit Partners, LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     -----------------------------------------
                                     Member


                                SUMMIT V ADVISORS FUND (QP), L.P.

                                By:  Summit Partners V, L.P.
                                Its: General Partner

                                By:  Summit Partners, LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     ----------------------------------------
                                     Member

                                SUMMIT V ADVISORS FUND, L.P.

                                By:  Summit Partners V, L.P.
                                Its: General Partner

                                By:  Summit Partners, LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     ----------------------------------------
                                     Member

                                SUMMIT VENTURES VI-A, L.P.

                                By:  Summit Partners VI (GP), L.P.
                                Its: General Partner

                                By:  Summit Partners VI (GP), LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     ----------------------------------------
                                     Member


                                SUMMIT VENTURES VI-B, L.P.

                                By:  Summit Partners VI (GP), L.P.
                                Its: General Partner

                                By:  Summit Partners VI (GP), LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     ----------------------------------------
                                     Member


                                SUMMIT VI ADVISORS FUND, L.P.

                                By:  Summit Partners VI (GP), L.P.
                                Its: General Partner

                                By:  Summit Partners VI (GP), LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     ----------------------------------------
                                     Member

                                SUMMIT VI ENTREPRENEURS FUND, L.P.

                                By:  Summit Partners VI (GP), L.P.
                                Its: General Partner

                                By:  Summit Partners VI (GP), LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     ----------------------------------------
                                     Member


                                SUMMIT INVESTORS VI, L.P.

                                By:  Summit Partners VI (GP), L.P.
                                Its: General Partner

                                By:  Summit Partners, VI (GP), LLC
                                Its: General Partner

                                By:  /s/  Peter Chung
                                     ----------------------------------------
                                     Member


                                RANDOLPH STREET PARTNERS V

                                By:  /s/  Stephen Oetgen
                                     ----------------------------------------
                                Its: General Partner
                                     ----------------------------------------


                                      -3-